GOLDMAN SACHS TRUST

Goldman Sachs Multi Sector Fixed Income Funds

Class A, Class C, Institutional, Service, Investor, Class R, Class R6, and Class P Shares

of the

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

(the “Funds”)

Supplement dated May 15, 2020 to the

Prospectuses, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated July 29, 2019, as supplemented to date

The Board of Trustees of the Goldman Sachs Trust has recently approved a change in the investment objectives of the Funds. These changes will become effective on July 29, 2020.

The Funds’ current investment objectives are to seek a total return consisting of capital appreciation and income that exceeds the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Funds’ new investment objectives will be to seek a total return consisting of capital appreciation and income.

Accordingly, on July 29, 2020, the Funds’ Prospectuses, Summary Prospectuses and SAI are revised as follows:

The following replaces in its entirety the “Goldman Sachs Bond Fund—Summary—Investment Objective” in the Prospectuses and the “Investment Objective” in the Summary Prospectuses:

The Goldman Sachs Bond Fund (the “Fund”) seeks a total return consisting of capital appreciation and income.

The following replaces in its entirety the “Goldman Sachs Core Fixed Income Fund—Summary—Investment Objective” in the Prospectuses and the “Investment Objective” in the Summary Prospectuses:

The Goldman Sachs Core Fixed Income Fund (the “Fund”) seeks a total return consisting of capital appreciation and income.

The following replaces in its entirety the first paragraph under “Investment Management Approach—Investment Objectives” in the Prospectuses:

The Bond, Core Fixed Income, and Global Core Fixed Income Funds seek a total return consisting of capital appreciation and income. The Strategic Income Fund seeks total return comprised of income and capital appreciation. Each Fund’s investment objective may be changed without shareholder approval upon 60 days’ notice.

The following replaces in its entirety the first sentence of the first paragraph under “Investment Objectives and Policies—Core Fixed Income Fund, Bond Fund and Short Duration Income Fund” in the SAI:

Bond Fund and Core Fixed Income Fund are designed for investors seeking a total return consisting of capital appreciation and income. In pursuing its investment objective, each of the Bond Fund and Core Fixed Income Fund uses the Bloomberg Barclays U.S. Aggregate Bond Index (the “Bond Index”) as its performance benchmark, but the Fund will not attempt to replicate the Bond Index.

This Supplement should be retained with your Prospectuses, Summary Prospectuses and SAI for future reference.

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